Certification of CEO Pursuant to
                     18 U.S.C. Section 1350,
                     As Adopted Pursuant to
          Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of The Berry Petroleum Company Thrift Plan (the "Plan") on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Jerry V. Hoffman, as Chairman, President and Chief Executive Officer of the Berry Petroleum Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



/s/ Jerry V. Hoffman
Jerry V. Hoffman
Chairman, President and Chief Executive Officer
September 30, 2003




















                        Exhibit 32.1